Exhibit 23.1







INDEPENDENT AUDITORS' CONSENT




We consent to the Incorporation by reference in this Registration
Statement of Graco Inc. on Form S-8 of our report dated February 9, 1994, appearing in the Annual Report on Form 10-K of Graco Inc. for the year ended December 31, 1993


/s/ Deloitte & Touche

Deloitte & Touche
Minneapolis, Minnesota
June 17, 1994


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